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                                  GUARANTY AGREEMENT


          This GUARANTY AGREEMENT (this "GUARANTY") is entered into as of October 17, 1997 by CANDLE CORPORATION WORLDWIDE, INC., a Delaware corporation, (the "GUARANTOR") in favor of and for the benefit of the holders (the "HOLDERS") of the senior notes, as amended and restated, issued under the Note Purchase Agreements referred to below.


                                PRELIMINARY STATEMENTS

          A. CANDLE CORPORATION WORLDWIDE, INC., a Delaware corporation, CANDLE CORPORATION OF AMERICA, a New York corporation, and PARTYLITE GIFTS, INC., a Delaware corporation (each a "PRIOR ISSUER" and collectively, the "PRIOR ISSUERS"), have entered into those certain Note Purchase Agreements dated as of July 7, 1995 with BLYTH INDUSTRIES, INC., a Delaware corporation (the "PARENT"), and the purchasers (the "PURCHASERS") named in Schedule A attached thereto, as amended by the Amendment of Note Purchase Agreement dated as of June 30, 1996 (the "First Amendment"), Amendment No. 2 to Note Purchase Agreement dated as of December 13, 1996 (the "Second Amendment"), Amendment No. 3 to Note Purchase Agreement dated as of March 10, 1997 (the "Third Amendment"), and by a Fourth Amendment to Note Purchase Agreements dated as of October 17, 1997 (the "Fourth Amendment") (said Note Purchase Agreements, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment and as amended, supplemented or otherwise modified from time to time, being the "NOTE PURCHASE AGREEMENTS"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined), pursuant to which the Purchasers purchased senior notes, as amended and restated, (the "NOTES") of the Prior Issuers, the payment obligations with respect to which have, pursuant to the Fourth Amendment and the Assumption Agreement referred to therein, been assumed by the Parent.

          B. It is a condition precedent to the effectiveness of the Fourth Amendment that certain Subsidiaries of the Parent guaranty the obligations of the Parent under the Note Purchase Agreements and the Notes hereunder.

          C. The Guarantor is willing irrevocably and unconditionally to guaranty such obligations of the Prior Issuers.

          NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

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SECTION 1.  INTERPRETATION

          References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided. In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Note Purchase Agreements, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2.  THE GUARANTY

     2.1 GUARANTY OF THE GUARANTIED OBLIGATIONS. The Guarantor hereby irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations (as such term is defined below) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to the Parent, would accrue on such Guarantied Obligations. The term "GUARANTIED OBLIGATIONS" means any and all Obligations of the Parent now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Note Purchase Agreements or the Notes, and those expenses set forth in subsection 2.8 hereof.

     2.2  LIABILITY OF GUARANTOR ABSOLUTE.

          1. The obligations of the Guarantor under this Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason (other than indefeasible payment in full of the Guarantied Obligations), including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guarantied Obligations, discharge of the Parent from the Guarantied Obligations in a bankruptcy or similar proceeding, or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor under this Guaranty shall not be discharged or impaired or otherwise affected by: (i) the failure of any Holder to assert any claim or demand or to enforce any remedy under this Guaranty, the Note Purchase Agreements, the Notes or any other agreement; (ii) any waiver or modification of any provision thereof; (iii) any default, failure or delay, willful or otherwise, in the performance of the Guarantied Obligations; or (iv) any other act or thing or omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor's obligations under this Guaranty as a matter of law or equity.

          2. The Guarantor agrees that the Guarantied Obligations may be extended, renewed or altered without notice or further assent from the Guarantor, and that the Guarantor will remain bound upon this Guaranty notwithstanding any such extension, renewal or other alteration of any of the Guarantied Obligations.

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          3.   The Guarantor further agrees that this Guaranty constitutes a guaranty of payment when due and not of collectibility and waives any right to require that any resort be had by any Holder or any other Person to the Parent or to any security held for payment of the Obligations of the Parent.

          4. The Holders or any one of them may, at their election, foreclose on any security held by such Holder or the Holders by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Holders may have against the Parent or any security without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Guarantied Obligations have been indefeasibly paid in full. The Guarantor waives any defense arising out of such election by the Holders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Parent or any security.

     2.3 WAIVERS BY GUARANTOR. The Guarantor hereby waives notice of acceptance of this Guaranty and presentment, demand of payment, and protest of any Guarantied Obligation and also waives notice of dishonor, protest or nonpayment. The obligations of the Guarantor under this Guaranty shall not be affected by, and the Guarantor hereby waives its rights (to the extent permitted by law) in connection with:

          (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Prior Issuers or any Prior Issuer, the Parent, the Guarantor or any Subsidiary of the Parent or any Prior Issuer under the provisions of this Guaranty, the Note Purchase Agreements, the Notes, any other Guaranty Agreement or otherwise;

          (b) any extension or renewal of any provision of this Guaranty, the Note Purchase Agreements or the Notes;

          (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Guaranty, the Note Purchase Agreements or the Notes or any instrument executed pursuant hereto or thereto;

          (d) the release of any security held by any Holder for the Guarantied Obligations;

          (e) the failure of any Holder to exercise any right or remedy against any other guarantor of the Guarantied Obligations; or

          (f) any Holder taking and holding security or collateral for the payment of this Guaranty, any other guaranties of the Guarantied Obligations or other liabilities of the Parent and the Guarantied Obligations, and exchanging, enforcing, waiving and releasing any such security or collateral;

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          (g)  any Holder applying any such security or collateral and directing the order or manner of sale thereof as such Holder or any Holders in their discretion may determine; or

          (h) any Holder settling, releasing, compromising, collecting or otherwise liquidating the Guarantied Obligations and any security or collateral therefor in any manner determined by such Holder or any Holders.

     2.4  BANKRUPTCY; REINSTATEMENT OF GUARANTY.

          (a) So long as any Guarantied Obligations remain outstanding, the Guarantor shall not commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against the Parent.

          (b) The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of all or any portion of the Guarantied Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Parent or otherwise. Any such payments which are so rescinded or restored shall constitute Guarantied Obligations for all purposes under this Guaranty.

     2.5 PAYMENT BY GUARANTOR. The Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right that any Holder may have at law or in equity against the Guarantor by virtue hereof, upon the failure of the Parent to pay any of the Guarantied Obligations when and as the same shall become due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise), the Guarantor will forthwith upon demand pay, or cause to be paid, in cash, to the Holders ratably, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations and all other Guarantied Obligations then owed to the Holders as aforesaid.

     2.6 GUARANTOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. The Guarantor hereby irrevocably waives any right of subrogation, reimbursement, contribution, indemnity or otherwise that Guarantor now has or may hereafter have against the Parent or any guarantor of the Guarantied Obligations, any right to enforce or participate in any claim, right or remedy that any Holder now has or hereafter may have against the Parent, and any benefit of, and any right to participate in, any security for the Guarantied Obligations now or hereafter held by any Holder. The Guarantor further agrees that, to the extent the foregoing waiver of its rights is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification the Guarantor may have against the Parent or against any collateral or security, and any rights of contribution the Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Holder may have against the Parent, to all right, title and interest of any Holder in any such collateral or security, and to any right any Holder may have against such other guarantor.

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     2.7  SUBORDINATION OF OTHER OBLIGATIONS.  Any indebtedness of the Parent or any Prior Issuer now or hereafter held by the Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of the Parent or any Prior Issuer owed to the Guarantor collected or received by the Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Holders and shall forthwith be paid over to the Holders to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of the Guarantor under any other provision of this Guaranty.

     2.8 EXPENSES. The Guarantor agrees to pay, or cause to be paid, on demand, and to save the Holders harmless against liability for, any and all costs and expenses (including fees and disbursements of counsel) incurred or expended by any Holder in connection with the enforcement of or preservation of any rights under this Guaranty.

     2.9 CONTINUING GUARANTY; TERMINATION OF GUARANTY. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guarantied Obligations shall have been indefeasibly paid in full.

     2.10 AUTHORITY OF THE GUARANTOR OR THE PARENT. It is not necessary for any Holder to inquire into the capacity or powers of the Guarantor or any Parent or any agents acting or purporting to act on behalf of any of them.

     2.11 FINANCIAL CONDITION OF THE PARENT. Any Notes may be issued by the Parent or have their maturity extended from time to time without notice to or authorization from the Guarantor regardless of the financial or other condition of the Parent at the time of any such issuance or extension. The Holders shall have no obligation to disclose or discuss with the Guarantor their assessment, or the Guarantor's assessment, of the financial condition of the Parent. The Guarantor has adequate means to obtain information from the Parent on a continuing basis concerning the financial condition of the Parent and its ability to perform its obligations under the Note Purchase Agreements and the Notes, and the Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Parent and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. The Guarantor hereby waives and relinquishes any duty on the part of any Holder to disclose any matter, fact or thing relating to the business, operations or conditions of any Prior Issuer now known or hereafter known by any Holder.

     2.12 RIGHTS CUMULATIVE. The rights, powers and remedies given to the Holders by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to the Holders by virtue of any statute or rule of law or in any of the other Note Documents or any agreement between the Guarantor and the Holders or between the Parent and the Holders. Any forbearance or failure to exercise, and any delay by any Holder in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

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     2.13 NOTICE OF EVENTS.  As soon as the Guarantor obtains knowledge thereof, the Guarantor shall give the Holders written notice of any condition or event which has resulted in (a) a material adverse change in the financial condition of the Guarantor or any Prior Issuer or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Note Purchase Agreements or the Notes or any other document delivered pursuant hereto or thereto.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

          The Guarantor hereby represents and warrants to the Holders that the following statements are true and correct:

     3.1 ORGANIZATION. The Guarantor is duly organized, validly existing and in good standing under the laws of the state of its incorporation.

     3.2 AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Guarantor has the corporate power, authority and legal right to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered by a duly authorized officer of the Guarantor, and this Guaranty constitutes the legally valid and binding obligation of the Guarantor, enforceable against Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

     3.3 NO LEGAL BAR TO THIS GUARANTY. The execution, delivery and performance of this Guaranty will not violate any provision of any existing law or regulation binding on the Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Guarantor, or the certificate of incorporation or bylaws of the Guarantor or any securities issued by the Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Guarantor is a party or by which the Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of the Guarantor and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

     3.4 RELATIONSHIP TO PARENT. (a) The Guarantor is a Subsidiary of the Parent; (b) the issuance of the Notes and the proceeds thereof are of substantial and material benefit to the Guarantor; and (c) the Guarantor has reviewed copies of the Note Purchase Agreements and this Guaranty and is fully informed of the remedies the Holders may pursue under each.

SECTION 4.  MISCELLANEOUS

     4.1 NOTICES. Any communications between the Holders and the Guarantor and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such Person at its address set forth

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in Blyth Industries, Inc.'s register of Holders, on the signature pages hereof or to such other addresses as each such Person may in writing hereafter indicate. Any notice, request or demand to or upon the Holders or the Guarantor shall not be effective until received.

     4.2 SEVERABILITY. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     4.3 AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by the Guarantor therefrom, shall in any event be effective without the written concurrence of the Required Holders under the Note Purchase Agreements. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     4.4 APPLICABLE LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE GUARANTOR AND THE HOLDERS HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     4.5 SUCCESSORS AND ASSIGNS. This Guaranty is a continuing guaranty and shall be binding upon the Guarantor and its successors and assigns, and the Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations. This Guaranty shall inure to the benefit of the Holders and their respective successors and assigns.

     4.6 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY THE GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. The Guarantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the Guarantor at its address set forth below its signature hereto, such service being hereby acknowledged by the Guarantor to be sufficient for personal jurisdiction in any action against the Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the

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right of any Holder to bring proceedings against the Guarantor in the courts of any other jurisdiction.

     4.7 WAIVER OF TRIAL BY JURY. THE GUARANTOR AND, BY THEIR ACCEPTANCE OF THE BENEFITS HEREOF, THE HOLDERS EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Guarantor and, by their acceptance of the benefits hereof, the Holders each (i) acknowledges that this waiver is a material inducement for the Guarantor and such Holder to enter into a business relationship, that the Guarantor and Holders have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings, and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.


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          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                         CANDLE CORPORATION WORLDWIDE, INC.



                         By   /s/ Howard E. Rose
                             ___________________________
                              Howard E. Rose
                              Vice President, Chief Financial Officer
                              and Treasurer


                         Notice Address:

                              c/o Blyth Industries, Inc.
                              100 Field Point Road
                              Greenwich, CT 06830
                              Telephone: (203) 661-1926
                              Facsimile: (203) 661-1969


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